Exhibit 10.1

SEVENTH AMENDMENT TO DISTRIBUTION SERVICE AGREEMENT

THIS SEVENTH AMENDMENT TO DISTRIBUTION SERVICE AGREEMENT (this “Amendment”) is made and entered effective as of May 11, 2006 (the “Seventh Amendment Effective Date” by and between The Pantry, Inc., a Delaware corporation (“Pantry”) and McLane Company, Inc., a Texas corporation, d/b/a McLane Grocery Distribution (“McLane”).

WHEREAS, Pantry, Lil’ Champ Food Stores, Inc., a Florida corporation (“Lil’ Champ”), and McLane entered into (i) a Distribution Service Agreement effective as of October 10, 1999, (ii) a First Amendment to Distribution Service Agreement effective as of June 28, 2001 (“First Amendment”), (iii) a Second Amendment to Distribution Service Agreement effective as of September 8, 2001 (“Second Amendment”), and (iv) a Third Amendment to Distribution Service Agreement effective as of October 5, 2002 (“Third Amendment”); and Pantry (on behalf of itself and as successor-in-interest to all rights and obligations of Lil’ Champ) and McLane entered into (x) a Fourth Amendment to Distribution Service Agreement effective as of October 16, 2003 (“Fourth Amendment”), (y) a Fifth Amendment to Distribution Service Agreement effective as of April 1, 2004 (“Fifth Amendment”), and (z) a Sixth Amendment to Distribution Service Agreement effective as of April 21, 2005 (“Sixth Amendment”) (the October 10, 1999 Distribution Service Agreement, together with the First Amendment, Second Amendment, Third Amendment, October Fourth Amendment, Fifth Amendment and Sixth Amendment are hereinafter referred to collectively as the “Service Agreement”); and

WHEREAS, Pantry and McLane desire to further amend the Service Agreement;

NOW, THEREFORE, for and in consideration of the promises, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged. Pantry and McLane do hereby agree as follows:

1. Defined Terms.    Capitalized terms not specifically defined in this Amendment shall have the meaning ascribed to them in the Service Agreement.

2. Amendment of Section 1.1.    Section 1.1 of the Service Agreement is hereby amended by adding the following new sentence:

“Effective as of the Seventh Amendment Effective Date, the term “stores” shall further include those stores acquired by Company from Shop-a-Snak Food Mart, Inc. on or about May 11, 2006, except that notwithstanding Section 2.1 of this Agreement McLane shall continue making twice-weekly deliveries to the following stores for a reasonable period of time following the sixth Amendment Effective Date while Company transitions them to once-a-week delivery schedules (unless the store otherwise qualifies for twice a week deliveries under Section 2.4 of this Agreement). Those stores are the stores operated by Shop-a-Snak prior to the Sixth Amendment Effective Date which it designated as stores #2, #7, #9, #10, #13, #15, #18, #22, #23, #26, #30, #32, #35, #36, #37, #38, and 342.”

3. Addition of New Section 3.6(d).    A new subsection (d) to Section 3.6 is hereby added to the Service Agreement to read in its entirety as follows:

“(d) Within 10 days after the Seventh Amendment Effective Date, McLane shall pay to Company an amount of $[***] ($[***] per Store per year, for 47.33 months remaining term of this Agreement), for those 38 Shop-a-Snak Stores acquired by Company from Shop-a-Snak Food Mart, Inc. Such amount shall be amortized over the remainder of the term following the Seventh Amendment Effective Date using the straight-line method of amortization.”

4. Amendment of Exhibit A.    Exhibit A of the Service Agreement is hereby amended to terminate the per-carton rebate amounts as to Alabama and provide the following new total amounts.

STATE	TYPE	REBATE
ALABAMA	Branded	$[***]
	Generic	$[***]
	Sub-Generic	$[***]

As of the Seventh Amendment Effective Date, Section 4 of the Sixth Amendment shall terminate as to all stores in Alabama and have no further applicability to them; and the foregoing provisions are hereby deemed amended to provide to that effect.

5. No Other Modifications.    Except as specifically modified by this Amendment, all terms and conditions of the Service Agreement shall remain fully applicable and in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above, to be effective as of the Seventh Amendment Effective Date.

THE PANTRY, INC.

By:	/S/ DAVID M. ZABORSKI
Printed Name: David M. Zaborski Title: SVP Date: 5/11/06

McLANE COMPANY, INC. d/b/a McLANE GROCERY DISTRIBUTION

By:	/S/ DAN ELROD
Printed Name: Dan Elrod Title: Director of Sales Date: 6/26/06

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.